UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 8, 2007

PHARMATHENE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32587	20-2726770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450 Annapolis, Maryland	21401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 269-2600

Healthcare Acquisition Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 8, 2007, Healthcare Acquisition Corp. (“HAQ”), now known as PharmAthene, Inc., conducted a conference call with investors concerning the recent merger of its wholly-owned subsidiary, PAI Acquisition Corp., with PharmAthene, Inc., a privately held Delaware corporation, resulting in, among other things, HAQ changing its name to PharmAthene, Inc. and the private company becoming a wholly-owned subsidiary of HAQ under the name PharmAthene US Corporation. A replay of the call will be available until September 8, 2007. In the US (888)203-1112/ International (719) 457-0820, replay passcode: 3318943. A copy of the press release announcing the call is attached to this Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)

Name	Description

Exhibit 99.1	Press Release dated August 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2007	PHARMATHENE, INC.

	By:	/s/ David P, Wright
David P. Wright President